Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
January 31, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.6500%


Excess Protection Level
   3 Month Average  5.47%
      January, 1997  4.36%
      December, 1996  5.88%
      November, 1996  6.18%



Cash Yield                                              18.04%


Investor Charge Offs                                    4.78%


Base Rate                                               8.90%


Over 35 Day Delinquency                                 4.97%


Seller's Interest                                       20.58%


Total Payment Rate                                      10.80%


Total Principal Balance                                $7,376,458,173.22


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,518,124,839.86